                       DVI RECEIVABLES XIV L.L.C. 2001-1
                               SERVICER REPORT
                    FOR THE PAYMENT DATE DECEMBER 11, 2002

I.   RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                  555,619.04
Available Funds:
     Contract Payments due and received in this period                                            4,478,381.25
     Contract Payments due in prior period(s) and received in this period                           270,812.23
     Contract Payments received in this period for next period                                       32,804.28
     Sales, Use and Property Tax, Maintenance, Late Charges                                         107,246.14
     Prepayment Amounts related to early termination in this period                                  15,878.80
     Servicer Advance                                                                               607,122.48
     Proceeds received from recoveries on previously Defaulted Contracts                                  0.00
     Transfer from Reserve Account                                                                    5,738.60
     Interest earned on Collection Account                                                            3,851.78
     Interest earned on Affiliated Account                                                              683.03
     Proceeds from repurchase of Contracts per Contribution and Servicing
       Agreement Section 5.03                                                                             0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01
       (Substituted contract < Predecessor contract)                                                      0.00
     Amounts paid under insurance policies                                                                0.00
     Any other amounts                                                                                    0.00
                                                                                                  ------------
Total Available Funds                                                                             6,078,137.63
Less: Amounts to be Retained in Collection Account                                                  266,954.12
                                                                                                  ------------
AMOUNT TO BE DISTRIBUTED                                                                          5,811,183.51
                                                                                                  ============

DISTRIBUTION OF FUNDS:

     1.   To Trustee - Fees                                                                               0.00
     2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                270,812.23
     3.   To Noteholders (For Servicer Report immediately following the Final
          Additional Closing Date)

            a) Class A1 Principal and Interest                                                            0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                        0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                4,039,059.23
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                  518,751.20
            b) Class B Principal and Interest                                                        77,890.54
            c) Class C Principal and Interest                                                       156,088.90
            d) Class D Principal and Interest                                                       105,610.97
            e) Class E Principal and Interest                                                       143,075.82

     4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                         0.00
     5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)          181,977.55
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)         128,832.77
            c) Reserve Account Distribution (Provided no Restricting or Amortization
               Event in effect)                                                                       5,738.60
     6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
            Any Other Amounts                                                                       111,780.95
     7.   To Servicer, Servicing Fee and other Servicing Compensations                               71,564.75
                                                                                                  ------------
TOTAL FUNDS DISTRIBUTED                                                                           5,811,183.51
                                                                                                  ============
End of Period Collection Account Balance {Includes Payments in Advance &
  Restricting Event Funds (if any)}                                                                 266,954.12

II.   RESERVE ACCOUNT

Beginning Balance                                                                                $4,876,395.87
         - Add Investment Earnings                                                                    5,738.60
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                 0.00
         - Less Distribution to Certificate Account                                                   5,738.60
End of period balance                                                                            $4,876,395.87
                                                                                                 -------------
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                       $4,876,395.87
                                                                                                 =============

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                      148,670,921.30
                   Pool B                                                                       19,266,589.36
                                                                                               --------------
                                                                                                                  167,937,510.66
Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  689,491.30
Class A Monthly Interest - Pool B                                                                   89,352.68

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               3,102,136.29
Class A Monthly Principal - Pool B                                                                 676,830.16
                                                                                               --------------
                                                                                                                    3,778,966.45
Ending Principal Balance of the Class A Notes
                   Pool A                                                                      145,568,785.01
                   Pool B                                                                       18,589,759.20
                                                                                               --------------     --------------
                                                                                                                  164,158,544.21
                                                                                                                  ==============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $286,080,000      Original Face $286,080,000             Balance Factor
  $         2.722469              $        13.209474                      57.382041%
-----------------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                              0.00
                   Class A2                                                                              0.00
                   Class A3                                                                     60,757,510.66
                   Class A4                                                                    107,180,000.00

                                                                                               --------------

Class A Monthly Interest                                                                                          167,937,510.66
                   Class A1 (Actual Number Days/360)                                                     0.00
                   Class A2                                                                              0.00
                   Class A3                                                                        260,092.78
                   Class A4                                                                        518,751.20

                                                                                               --------------

Class A Monthly Principal
                   Class A1                                                                              0.00
                   Class A2                                                                              0.00
                   Class A3                                                                      3,778,966.45
                   Class A4                                                                              0.00

                                                                                               --------------
                                                                                                                    3,778,966.45
Ending Principal Balance of the Class A Notes
                   Class A1                                                                              0.00
                   Class A2                                                                              0.00
                   Class A3                                                                     56,978,544.21
                   Class A4                                                                    107,180,000.00

                                                                                               --------------     --------------
                                                                                                                  164,158,544.21
                                                                                                                  ==============

Class A3

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $82,500,000       Original Face $82,500,000              Balance Factor
  $         3.152640              $         45.805654                    69.064902%
-----------------------------------------------------------------------------------------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

V.  CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                   Pool A                                                                        2,536,053.18
                   Pool B                                                                          328,652.67
                                                                                                 ------------
                                                                                                                    2,864,705.85

Class B Overdue Interest, if any                                                                         0.00
Class B Monthly Interest - Pool A                                                                   11,887.75
Class B Monthly Interest - Pool B                                                                    1,540.56
Class B Overdue Principal, if any                                                                        0.00
Class B Monthly Principal - Pool A                                                                  52,916.75
Class B Monthly Principal - Pool B                                                                  11,545.48
                                                                                                 ------------
                                                                                                                       64,462.23
Ending Principal Balance of the Class B Notes
                   Pool A                                                                        2,483,136.43
                   Pool B                                                                          317,107.19
                                                                                                 ------------       ------------
                                                                                                                    2,800,243.62
                                                                                                                    ============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $4,880,000        Original Face $4,880,000               Balance Factor
  $        2.751703               $        13.209473                     57.382041%
-----------------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                   Pool A                                                                        5,066,909.56
                   Pool B                                                                          656,631.88
                                                                                                 ------------
                                                                                                                    5,723,541.44

Class C Overdue Interest, if any                                                                         0.00
Class C Monthly Interest - Pool A                                                                   24,164.94
Class C Monthly Interest - Pool B                                                                    3,131.59
Class C Overdue Principal, if any                                                                        0.00
Class C Monthly Principal - Pool A                                                                 105,725.07
Class C Monthly Principal - Pool B                                                                  23,067.30
                                                                                                 ------------
                                                                                                                      128,792.37
Ending Principal Balance of the Class C Notes
                   Pool A                                                                        4,961,184.49
                   Pool B                                                                          633,564.58
                                                                                                 ------------       ------------
                                                                                                                    5,594,749.07
                                                                                                                    ============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $9,750,000        Original Face $9,750,000               Balance Factor
  $        2.799644               $         13.209474                     57.382042%
-----------------------------------------------------------------------------------------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                   Pool A                                                                        3,377,939.67
                   Pool B                                                                          437,754.57
                                                                                                 ------------
                                                                                                                    3,815,694.24

Class D Overdue Interest, if any                                                                         0.00
Class D Monthly Interest - Pool A                                                                   17,483.65
Class D Monthly Interest - Pool B                                                                    2,265.74
Class D Overdue Principal, if any                                                                        0.00
Class D Monthly Principal - Pool A                                                                  70,483.38
Class D Monthly Principal - Pool B                                                                  15,378.20
                                                                                                 ------------
                                                                                                                       85,861.58
Ending Principal Balance of the Class D Notes
                   Pool A                                                                        3,307,456.29
                   Pool B                                                                          422,376.37
                                                                                                 ------------       ------------
                                                                                                                    3,729,832.66
                                                                                                                    ============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $6,500,000        Original Face $6,500,000               Balance Factor
  $         3.038368              $        13.209474                     57.382041%
-----------------------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                   Pool A                                                                        4,225,023.05
                   Pool B                                                                          547,529.98
                                                                                                 ------------
                                                                                                                    4,772,553.03

Class E Overdue Interest, if any                                                                         0.00
Class E Monthly Interest - Pool A                                                                   31,589.09
Class E Monthly Interest - Pool B                                                                    4,093.70
Class E Overdue Principal, if any                                                                        0.00
Class E Monthly Principal - Pool A                                                                  88,158.45
Class E Monthly Principal - Pool B                                                                  19,234.58
                                                                                                 ------------
                                                                                                                      107,393.03
Ending Principal Balance of the Class E Notes
                   Pool A                                                                        4,136,864.60
                   Pool B                                                                          528,295.40
                                                                                                 ------------       ------------
                                                                                                                    4,665,160.00
                                                                                                                    ============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $8,130,000        Original Face $8,130,000               Balance Factor
  $        4.389027               $      13.209475                      57.382042%
-----------------------------------------------------------------------------------------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                   Pool A                                                                        5,068,498.60
                   Pool B                                                                          656,837.81
                                                                                                 ------------
                                                                                                                    5,725,336.41

Residual Interest - Pool A                                                                         174,854.89
Residual Interest - Pool B                                                                           7,122.66
Residual Principal - Pool A                                                                        105,758.23
Residual Principal - Pool B                                                                         23,074.54
                                                                                                 ------------
                                                                                                                      128,832.77
Ending Residual Principal Balance
                   Pool A                                                                        4,962,740.37
                   Pool B                                                                          633,763.27
                                                                                                 -------------      ------------
                                                                                                                    5,596,503.64
                                                                                                                    ============

X.  PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                                       71,564.75
- Servicer Advances reimbursement                                                                                     270,812.23
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                     111,780.95
                                                                                                                      ----------
Total amounts due to Servicer                                                                                         454,157.93
                                                                                                                      ==========

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                                 168,945,345.35

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                    0.00

Decline in Aggregate Discounted Contract Balance                                                               3,525,178.18

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of the related Collection Period
                                                                                                             --------------
                                                                                                             165,420,167.17
                                                                                                             ==============

Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                            3,525,178.18

  - Principal portion of Prepayment Amounts                                                         0.00

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                        0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                             0.00

  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                      0.00
                                                                                            ------------
                           Total Decline in Aggregate Discounted Contract Balance           3,525,178.18
                                                                                            ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                                  21,893,996.24

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                    0.00

Decline in Aggregate Discounted Contract Balance                                                                 769,130.26

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  ending of the related Collection Period                                                                     -------------
                                                                                                              21,124,865.98
                                                                                                              =============

Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                              753,334.94

  - Principal portion of Prepayment Amounts                                                    15,795.32

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                        0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                             0.00

  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                      0.00
                                                                                              ----------
                           Total Decline in Aggregate Discounted Contract Balance             769,130.26
                                                                                              ==========

                                                                                                              --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                             186,545,033.15
                                                                                                              ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                           Predecessor
                                                                  Discounted           Predecessor         Discounted
Lease #           Lessee Name                                    Present Value           Lease #          Present Value
----------------------------------------------------            ---------------        -------------     ---------------
                  NONE
                                                                ---------------                          ---------------
                                                        Totals:           $0.00                                    $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                        $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

         POOL B

                                                                                                           Predecessor
                                                                 Discounted            Predecessor         Discounted
Lease #           Lessee Name                                   Present Value            Lease #          Present Value
----------------------------------------------------            ---------------        -------------     ---------------
                  NONE
                                                                ---------------                          ---------------
                                                        Totals:           $0.00                                    $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                         $52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                                      Predecessor
                                                                  Discounted        Predecessor       Discounted
Lease #      Lessee Name                                         Present Value        Lease #        Present Value
------------------------------------------------------------     ---------------    -------------   ---------------
2707-201     Amber Networks, Inc.                                $  1,045,934.66    2041-203        $  3,154,026.34
2707-202     Amber Networks, Inc.                                $    491,545.72
2708-201     Network Elements, Inc.                              $  1,305,725.82
2706-202     Coriolis Networks, Inc.                             $     90,653.94
2706-207     Coriolis Networks, Inc.                             $    215,544.48
             Cash                                                $      4,621.72    2869-001        $  2,037,442.62
3271-002     Durham Diagnostic Imaging                           $  2,317,472.63    2769-001        $  2,940,134.55
3702-003     USDL Pittsburgh Inc & USDL Pittsburgh Holding       $  2,946,305.69    2770-001        $  3,087,098.20
3714-001     Kaley Imaging, Inc., and KI Holding, Inc.           $  1,470,213.52    2002918-002     $     25,199.70
3718-006     USD Dayton, Inc. and USD Dayton Holding, Inc.       $  1,893,050.93    2004445-001     $     85,324.68
                                                                                    2002452-001     $     52,617.10
                                                                 --------------                     ---------------
                                                      Totals:    $11,781,069.11                     $ 11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                                                   $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                   $6,137,757.13
b) Total discounted Contract Balance of Substitute Receivables                    $6,309,570.14
c) If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                              $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                               YES  X     NO

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                      Predecessor
                                                                  Discounted        Predecessor       Discounted
Lease #      Lessee Name                                         Present Value        Lease #        Present Value
------------------------------------------------------------     ---------------    -------------   ---------------
             None
                                                                 ---------------                     --------------
                                                      Totals:             $0.00                      $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                         $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                    $52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $0.00
b) Total discounted Contract Balance of Substitute Receivables                               $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XV.  POOL PERFORMANCE MEASUREMENTS

1.                          AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
This Month                                   5,827,291.78             This Month                           186,545,033.15
1 Month Prior                                9,918,849.18             1 Month Prior                        190,839,341.59
2 Months Prior                               9,858,944.78             2 Months Prior                       199,842,172.96

Total                                       25,605,085.74             Total                                577,226,547.70

a) 3 MONTH AVERAGE                           8,535,028.58             b) 3 MONTH AVERAGE                   192,408,849.23

c) a/b                                               4.44%

2.  Does a Delinquency Condition Exist (1c > 6% )?                 Yes    No   X

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?          Yes    No   X

    B. An Indenture Event of Default has occurred and is then
       continuing?                                                 Yes    No   X

4.  Has a Servicer Event of Default occurred?                      Yes    No   X

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                               Yes    No   X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or obligation not
       remedied within 90 days?                                    Yes    No   X

    C. As of any Determination date, the sum of all defaulted
       contracts since the Closing date exceeds 6% of the
       ADCB on the Closing Date?                                   Yes    No   X

6.  Aggregate Discounted Contract Balance at
    Closing Date                                       Balance  $ 325,093,057.74

    DELINQUENT LEASE SUMMARY

Days Past Due               Current Pool Balance               # Leases
-------------               --------------------               --------
      31 - 60                       4,632,022.03                     38
      61 - 90                         816,596.53                     17
     91 - 180                       5,827,291.78                     23

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization